EXHIBIT 99.3


UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANACIAL INFORMATION

The following unaudited pro forma financial statements are prepared in accordance with SEC Regulation S-X, Article 11, "Pro Forma Financial Information."

The following unaudited consolidated condensed financial information is based upon the historical consolidated financial statements of each of American Home and Apex, and should be read in conjunction with those consolidated financial statements and related notes. The pro forma adjustments were applied to the respective historical financial statements to reflect the reorganization of American Home and to account for the merger of Apex as a purchase. Under purchase accounting, the purchase cost is allocated to acquired assets and liabilities in accordance with the relative fair values at the effective time of the transactions.

As further discussed in the notes to the unaudited pro forma consolidated condensed financial statements, the unaudited pro forma consolidated condensed statements of income for the year ended December 31, 2002 and for the nine months ended September 30, 2003 give effect to the transactions as if they were completed on December 31, 2001.

As further discussed in the notes to the unaudited pro forma consolidated condensed financial statements, the unaudited pro forma consolidated condensed balance sheet presents the combined financial position of American Home and Apex as of September 30, 2003 and the acquisition of Apex as if it were completed on September 30, 2003.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
                            AS OF SEPTEMBER 30, 2003

                                                                    American
                                                                      Home           Apex             (a)
                                                                    Mortgage        Mortgage        Pro Forma            Combined
                                                                  Holdings, Inc.  Capital, Inc.    Adjustments           Pro Forma
                                                                 ---------------  -------------    -----------          -----------
                                                                                          (In thousands)
Assets

Cash and cash equivalents                                            $    49,583    $     8,708    $    (7,146) (b)     $    51,145
Fixed income trading securities, at fair value                              --           22,083           --                 22,083
Fixed income securities available-for-sale, at fair value                   --        1,343,636           --              1,343,636
Mortgage loans held for sale, net                                      1,667,486           --             --              1,667,486
Mortgage servicing rights, net                                           103,021           --             --                103,021
Goodwill                                                                  54,930           --           20,375               75,305
Other assets                                                             142,632         15,859           --                158,491
                                                                     -----------    -----------    -----------          -----------
Total assets                                                         $ 2,017,652    $ 1,390,286    $    13,229          $ 3,421,167
                                                                     ===========    ===========    ===========          ===========

Liabilities

Reverse repurchase agreements                                        $      --      $   927,079    $      --            $   927,079
Warehouse lines of credit                                              1,530,110           --             --              1,530,110
Notes payable                                                             66,430           --             --                 66,430
Drafts payable                                                            49,006           --             --                 49,006
Derivative liabilities, at fair value                                     11,904         58,105           --                 70,009
Other liabilities                                                        132,928        241,006           --                373,934
                                                                     -----------    -----------    -----------          -----------
Total liabilities                                                      1,790,378      1,226,190           --              3,016,568

Commitments and Contingencies                                               --             --             --                   --

Minority Interest                                                            727           --             --                    727

Stockholders' Equity

Common stock                                                                 173            299           (222) (b)             250
Additional paid-in-capital                                               101,098        331,521       (154,273) (b)         278,346
Accumulated other comprehensive loss                                        --          (55,414)        55,414  (b)            --
Retained earnings/accumulated deficit                                    125,276       (112,310)       112,310  (b)         125,276
                                                                     -----------    -----------    -----------          -----------
Total Stockholders' equity                                               226,547        164,096         13,229              403,872

Total liabilities and stockholders' equity                           $ 2,017,652    $ 1,390,286    $    13,229          $ 3,421,167
                                                                     ===========    ===========    ===========          ===========

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

                                                                    American
                                                                      Home           Apex             (a)
                                                                    Mortgage        Mortgage        Pro Forma            Combined
                                                                  Holdings, Inc.  Capital, Inc.    Adjustments           Pro Forma
                                                                 ---------------  -------------    -----------          -----------
                                                                                (In thousands, except per share data)
Revenue

Gain on sale of mortgage loans                                       $   323,070    $      --      $      --            $   323,070
Interest income, net                                                      33,770         11,983           --                 45,753

Loan servicing fees                                                       32,812           --             --                 32,812
Amortization and impairment                                              (49,318)          --             --                (49,318)
                                                                     -----------    -----------    -----------          -----------
   Net loan servicing fees (loss)                                        (16,506)          --             --                (16,506)

Other                                                                      5,592        (66,356)          --                (60,764)
                                                                     -----------    -----------    -----------          -----------
Total revenues                                                           345,926        (54,373)          --                291,553

Expenses

Salaries, commissions and benefits, net                                  161,551           --             --                161,551
Occupancy and equipment                                                   19,642           --             --                 19,642
Data processing and communications                                         9,510           --             --                  9,510
Office supplies and expenses                                              10,427           --             --                 10,427
Marketing and promotion                                                    8,836           --             --                  8,836
Travel and entertainment                                                   8,000           --             --                  8,000
Professional fees                                                          5,832          1,277           --                  7,109
Other                                                                     17,241          2,792           --                 20,033
                                                                     -----------    -----------    -----------          -----------
Total expenses                                                           241,039          4,069           --                245,108

Income before income taxes                                               104,887        (58,442)          --                 46,445
Income taxes                                                              43,004           --             --                 43,004
                                                                     -----------    -----------    -----------          -----------

Net income                                                           $    61,883    $   (58,442)   $      --            $     3,441
                                                                     ===========    ===========    ===========          ===========

Per share data

Basic                                                                $      3.64    $     (1.96)   $      --            $      0.14
Diluted                                                              $      3.57    $     (1.96)   $      --            $      0.14

Weighted average number of shares
Basic                                                                     17,003         29,857          7,692               24,695
Diluted                                                                   17,358         29,857          7,692               25,050

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                    American
                                                                      Home           Apex             (a)
                                                                    Mortgage        Mortgage        Pro Forma            Combined
                                                                  Holdings, Inc.  Capital, Inc.    Adjustments           Pro Forma
                                                                 ---------------  -------------    -----------          -----------
                                                                               (In thousands, except per share data)
Revenue

Gain on sale of mortgage loans                                       $   216,595    $      --      $      --            $   216,595
Interest income, net                                                      23,671         74,294           --                 97,965

Loan servicing fees                                                       25,139           --             --                 25,139
Amortization and impairment                                              (36,731)          --             --                (36,731)
                                                                     -----------    -----------    -----------          -----------
   Net loan servicing fees (loss)                                        (11,592)          --             --                (11,592)

Other                                                                      4,147        (15,946)          --                (11,799)
                                                                     -----------    -----------    -----------          -----------
Total revenues                                                           232,821         58,348           --                291,169

Expenses

Salaries, commissions and benefits, net                                  106,895           --             --                106,895
Occupancy and equipment                                                   15,506           --             --                 15,506
Data processing and communications                                         7,853           --             --                  7,853
Office supplies and expenses                                               6,511           --             --                  6,511
Marketing and promotion                                                    7,996           --             --                  7,996
Travel and entertainment                                                   4,587           --             --                  4,587
Professional fees                                                          5,443            204           --                  5,647
Other                                                                     10,470          5,306           --                 15,776
                                                                     -----------    -----------    -----------          -----------
Total expenses                                                           165,261          5,510           --                170,771

Income before income taxes                                                67,560         52,838           --                120,398
Income taxes                                                              28,075           --             --                 28,075
                                                                     -----------    -----------    -----------          -----------

Net income                                                           $    39,485    $    52,838    $      --            $    92,323
                                                                     ===========    ===========    ===========          ===========

Per share data

Basic                                                                $      2.72    $      2.02    $      --            $      4.16
Diluted                                                              $      2.65    $      2.01    $      --            $      4.09

Weighted average number of shares
Basic                                                                     14,509         26,206          7,692               22,201
Diluted                                                                   14,891         26,300          7,692               22,583

NOTES TO UNAUDITED CONDENSED PRO FORMA CONSOLIDATED
FINANCIAL STATEMENTS
(In thousands, except per share amounts)

(a) On December 3, 2003, American Home completed its internal reorganization and subsequent acquisition of Apex. The reorganization, which resulted in AHM Investment Corp. becoming the new parent company of American Home, was consummated by merging American Home with and into a subsidiary of AHM Investment Corp. The acquisition of Apex was consummated by merging Apex with and into AHM Investment Corp. Pursuant to the reorganization, each share of American Home common stock has been converted into one share of AHM Investment Corp. common stock, and pursuant to the merger with Apex, each share of Apex common stock has been converted into 0.25762 share of AHM Investment Corp. common stock, based on the calculation detailed below.

The transaction was accounted for as a purchase by American Home. For purposes of preparing the unaudited pro forma consolidated financial information, we have made the following adjustments to the historical balance sheets of American Home and Apex, as if the transaction occurred on September 30, 2003. The exchange ratio and the purchase price were computed using the daily volume-weighted averages of the trading prices of American Home's common stock for the ten trading days prior to December 3, 2003 (the "consummation date of the transaction"). The income statement presentation was prepared as if the transaction occurred prior to January 1, 2002. The purchase accounting adjustments relating to the transaction are detailed below.

(b) Adjustments represent the issuance of 7,692 shares of AHM Investment Corp. common stock, based on a closing price of $23.15 on December 3, 2003 and the daily volume-weighted averages of the trading prices of American Home's common stock of $21.906 for the ten trading days prior to December 3, 2003. The calculated exchange ratio reflected in the pro forma adjustments is 0.25762 shares of AHM Investment Corp. common stock for each share of Apex common stock.

The exchange ratio calculation is subject to collars based on the American Home average price and the net book value per share of Apex. The American Home average price is calculated by taking the average of the daily volume weighted averages of the trading prices of American Home common stock for the ten consecutive days ending on and including the trading day immediately preceding the closing date. The net book value per share of Apex used in the calculation of the exchange ratio is adjusted for the termination fee payable to TCW upon consummation of the merger and termination of the management contract.

The average price of American Home common stock from November 18, 2003 through December 2, 2003 used in the exchange ratio calculation was $21.906. The book value per share used in the exchange ratio calculation was $5.23906, which included a $5.0 million adjustment to the actual Apex book value per share of $5.40596 to reflect the termination fee paid to TCW upon consummation of the merger and termination of the management contract. Pursuant to the merger agreement, the exchange ratio calculation reflected in the pro forma adjustments is as follows:

Adjusted net book value per share (A)...............$5.23906
Multiplier (B)...................................... 1.07500
                                                  ----------
Numerator (C) = (A)X(B).............................$5.63199
Denominator (D)....................................$21.86164
Exchange ratio (C)/(D)...............................0.25762

The pro forma adjustments to cash and cash equivalents include $7.1 million of transaction-related expenses, consisting of a $5.0 million termination fee paid to TCW Management and $2.1 million for legal and outside consulting fees.

The allocation of the value of the issued shares between common stock and additional paid-in-capital is as follows:

Shares............................................     7,692
Price.............................................    $23.15
                                                  ----------
Value of shares...................................  $178,064
                                                  ----------
Direct costs of registering and issuing shares....      (739)
                                                  ----------
Value of shares, net of direct costs..............  $177,325
                                                  ==========

Allocation to common stock
Shares............................................     7,692

Par value.........................................     $0.01
                                                  ----------
Common stock......................................       $77
                                                  ==========


Allocation to additional paid-in-capital
Shares............................................     7,692
Price less direct costs and par value ............    $23.04
                                                  ----------
Additional paid-in-capital........................  $177,248
                                                  ==========

The direct costs of registering and issuing the AHM Investment Corp. common stock totaling $739 thousand are recognized as a reduction to additional paid-in-capital. In addition, the adjustments include the effect of the elimination of Apex's stockholders' equity in conjunction with the transaction.